UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2024

CEPTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 West Trimble Road

San Jose, CA 95131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 408-459-7579

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $115.00 per share, subject to adjustment	CPTNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on July 29, 2024, Cepton, Inc. (“Cepton” or the “Company”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with KOITO MANUFACTURING CO., LTD. (“Koito”) and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Koito (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cepton (the “Merger”), with Cepton continuing as the surviving corporation (the “Surviving Corporation”) of the Merger and an indirect controlled subsidiary of Koito.

In connection with the Merger, Cepton filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 21, 2024 and a Preliminary Proxy Statement (the “Preliminary Proxy”) on September 25, 2024, as amended on November 13, 2024. Between October 3 and December 6, 2024 Cepton received letters (collectively, the “Demand Letters”) from ten purported stockholders of the Company asserting that the disclosures contained in the Preliminary Proxy or Proxy Statement are deficient and requesting that the Company disclose additional information regarding the Merger. On November 1, 2024, December 2, 2024, and December 5, 2024, three purported stockholders of the Company filed lawsuits challenging the sufficiency of the Company’s disclosures regarding the Merger: Bailey v. Cepton et al., Case No.: 5:24-cv-7581, which was filed in United States District Court for the Northern District of California, Floyd v. Cepton, Inc. et al., Index No. 659380/2024, and Williams v. Cepton, Inc. et al., Index No. 659448/2024, both of which were filed in the New York County Supreme Court. The Bailey complaint alleges that the Preliminary Proxy contains misleading disclosures and omissions, purportedly in violation of the federal securities laws. The Floyd and Williams complaints allege that the Proxy Statement contains negligent misrepresentations and omissions, in violation of New York common law. Each of the Bailey, Floyd and Williams complaint seeks, among other things, an injunction enjoining the consummation of the merger and rescissory damages if the merger is consummated without Cepton having made supplemental disclosures.

Cepton believes that the claims made in the Demand Letters and lawsuits referenced above are without merit and no supplemental disclosures are required under applicable law. Nonetheless, to eliminate the burden, expense, and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Cepton is voluntarily making certain supplemental disclosures to the Proxy Statement, set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Cepton denies all allegations in the Bailey, Floyd and Williams complaints, including that any additional disclosure was or is required.

The supplemental disclosures contained below should be read in conjunction with the Proxy Statement, which is available on the website maintained by the SEC at www.sec.gov, along with the periodic reports and other information Cepton files with the SEC. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Supplemental Proxy Statement Disclosures

All paragraph headings and page references in the information below are references to paragraphs and pages in the Proxy Statement, and the terms used below have the meanings set forth in the Proxy Statement. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is highlighted with ~~strikethrough text~~.

Background of the Merger

The 27th paragraph under the caption “Background of the Merger” on page 29 of the Proxy Statement is amended and supplemented as follows:

On January 12, 2024, negotiations regarding the NDA were completed and the NDA was executed between the Company and Koito, which included certain customary restrictions and did not contain a standstill provision or a “don’t ask, don’t waive” provision. The NDA did not place restrictions on the Company’s ability to solicit a transaction from a third party. The same day, Craig-Hallum provided a proposed engagement letter to the Special Committee to act as financial advisor to the Special Committee which was negotiated over the following week.

The 31st paragraph under the caption “Background of the Merger” on page 29 of the Proxy Statement is amended and supplemented as follows:

Between January 2024 and March 2024, representatives of Craig-Hallum were authorized to conduct a market check, contacting twelve potential strategic acquirors, including Party A. Of the twelve potential strategic acquirors contacted, three parties requested follow up conference calls that were held on January 29, 2024, January 30, 2024 and February 6, 2024, respectively, two parties requested a confidentiality agreement with the Company, one of which was executed, and such party was granted access to the Company’s electronic data room. The confidentiality agreement included certain customary restrictions and did not contain a standstill provision or a “don’t ask, don’t waive” provision. Ultimately, none of the parties elected to proceed and no alternative offers were received by the Special Committee.

The 11th paragraph under the caption “Background of the Merger” on page 27 of the Proxy Statement is amended and supplemented as follows:

On October 31, 2023, the Board (other than the Koito Designees) held a special meeting. Also present were members of Cepton’s management and representatives of O’Melveny. Mr. Xu and O’Melveny reviewed with the Board discussions held by Dr. Ye with Koito and Koito’s interest in a Potential Transaction, noting that Koito had not yet made any firm commitment with respect to any Potential Transaction and had not indicated any proposed acquisition price. Following consultation with counsel and in consideration of there being Koito Designees on the Board, Mr. Xu proposed the formation of the Special Committee to: (1) evaluate a Potential Transaction and any future proposals from Koito, (2) explore other strategic alternatives for the Company, (3) negotiate and make decisions regarding any transactions, (4) seek input from management and engage external advisors, and (5) recommend to the Board any proposals, strategic alternative transactions, change-in-control transactions or other take-private transactions. The Board (other than the Koito Designees) unanimously approved the creation of the Special Committee, consisting of independent directors Dr. Ye, Dr. Mei (May) Wang, Mr. George Syllantavos, and Mr. Xiaogang (Jason) Zhang, and delegated full power and exclusive authority to exercise all powers of the Board as described above. None of the members of the Special Committee were paid additional compensation as committee members. Following the recusal of Dr. Pei, the Special Committee then met to deliberate on the evaluation process for the Potential Transaction and other strategic alternatives. They discussed the need for external legal and financial advisors and authorized Mr. Xu to meet with potential advisors and organize presentations by such advisors to the Special Committee to aid in their determination of who to retain in connection with the evaluation of the Potential Transaction.

The 6th and 7th paragraphs under the caption “Background of the Merger” on page 27 of the Proxy Statement is amended and supplemented as follows:

On July 24, 2023, a second publicly traded LiDAR company (“Party B”) submitted to the Company an unsolicited letter of intent proposing a merger of equals ~~transaction~~ whereby the shareholders of the Company and Party B would receive stock ~~consideration~~ in the surviving company, and on July 26, 2023, Dr. Pei informed the Board of such proposal. On August 16, 2023, the Board held a special meeting and allowed a prospective financial advisor to provide a presentation on the merits of Party B’s offer. The Koito Designees recused themselves from the special Board meeting and after some discussion, the Board determined not to pursue the transaction due to the fact that Party B’s market capitalization at the time was substantially less than that of the Company. Over the next several months, Koito and the Company considered the possibility of a take-private transaction in addition to other strategic alternatives.

On October 3, 2023, Dr. Pei received an unsolicited non-binding letter of interest from a potential strategic acquirer (“Party C”), which he promptly shared with the Board. Party C proposed an acquisition of Cepton by a merger transaction for stock consideration in the surviving company that would have resulted in Cepton becoming less than ten percent (10%) of the combined surviving company, therefore~~; however~~, the Board determined not to pursue the transaction.

The third full paragraph on page 39 under the caption “Opinion of Craig-Hallum to the Special Committee–Summary of Financial Analyses–Comparable Public Company Analysis” is hereby amended and supplemented as follows:

The Enterprise Value/2024 Revenue multiples were calculated based on the relevant comparable publicly traded company’s enterprise value divided by its 2024 estimated revenues according to sources from the SEC and S&P Capital IQ. The Enterprise Value/2025E revenue multiples were calculated based on the relevant comparable publicly traded company’s enterprise value divided by its 2025 projected revenues according to sources from the SEC and S&P Capital IQ. The Enterprise Value/2024 Gross Profit multiples were calculated based on the relevant comparable publicly traded company’s enterprise value divided by its 2024 estimated gross profit according to sources from the SEC and S&P Capital IQ. The Enterprise Value/2025E Gross Profit multiples were calculated based on the relevant comparable publicly traded company’s enterprise value divided by its 2025 projected gross profit according to sources from the SEC and S&P Capital IQ.

Company	Ticker	Enterprise Value (“EV”) (US$ in millions)	EV/2024E Revenue Multiple	EV/2024E Gross Profit Multiple	EV/2025E Revenue Multiple	EV/2025E Gross Profit Multiple
Luminar Technologies, Inc.	LAZR	$1,223.4	11.4x	NA	5.5x	25.8x
Ouster, Inc.	OUST	$544.2	4.7x	12.7x	3.1x	8.0x
Hesai Group	HSAI	$281.1	0.8x	2.2x	0.5x	1.5x
MicroVision, Inc.	MVIS	$166.7	19.7x	NM	4.4x	10.5x
Aeva Technologies, Inc.	AEVA	$33.2	4.9x	NA	1.7x	14.4x
Innoviz Technologies Ltd.	INVZ	$20.2	0.7x	NA	0.2x	1.0x
AEye, Inc.	LIDR	$(20.7)	NM	NA	NM	NA

Negative multiples, any revenue multiples >25x, and any gross profit multiples >50x deemed not meaningful (“NM”) by Craig-Hallum; “NA” datapoints reflect multiples in which consensus estimates were not available for the specific metric being analyzed.

The last sentence of the carryover paragraph at the top of page 41 under the caption “Opinion of Craig-Hallum to the Special Committee–Summary of Financial Analyses–Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

The terminal value was calculated by applying a range of terminal revenue multiples of 1.0x to 3.0x (selected based on Craig-Hallum’s professional judgment after consideration of comparable public company multiples) to Cepton management’s revenue forecast for fiscal year 2028. In addition, Craig-Hallum added Cepton’s net operating loss carryforwards (“NOLs”) as of December 31, 2023 consisting of approximately $167 million U.S. federal NOLs and approximately $51 million of U.S. state NOLs, which were expected to be utilized by Cepton’s management to reduce future domestic federal and state taxes, and in each case based on internal estimates of Cepton’s management.

The first sentence of the first full paragraph of page 41 under the caption “Opinion of Craig-Hallum to the Special Committee–Summary of Financial Analyses–Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

These unlevered free cash flows, terminal values and NOLs ~~net operating loss carryforwards~~ were then discounted to their respective present values as of July 28, 2024, using a median discount rate of 20.4% (selected based on Craig- Hallum’s professional judgment and derived from an analysis of the estimated weighted average cost of capital using Cepton comparable company data) to calculate a range of implied total enterprise values for Cepton.

The disclosure immediately after the Management Projections table of page 43 under “Certain Unaudited Prospective Financial Information–Certain Assumptions” is hereby amended and supplemented as follows:

(all amounts in $ millions)	2024E	2025E	2026E	2027E	2028E
Unlevered Free Cash Flow(1)	$4.3	$($8.7)	$($28.7)	$($32.4)	$($6.8)

(1) Unlevered free cash flow is calculated as net operating profit after tax, plus (i) stock-based compensation, plus (ii) expected net proceeds from Koito claim reimbursement, plus (iii) depreciation & amortization, less (iv) capital expenditures, less (v) increase in net working capital.

Additional Information and Where to Find It

This communication relates to the proposed merger (the “Merger”) of Cepton, Inc. (the “Company”) with Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of KOITO MANUFACTURING CO., LTD. (“Parent”). In connection with the Merger, the Company filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) on November 21, 2024 with the U.S. Securities and Exchange Commission (the “SEC”). On or about November 22, 2024, the Company commenced mailing the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting of stockholders relating to the Merger. The Definitive Proxy Statement contains important information about the Merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Stockholders are able to obtain copies of the Definitive Proxy Statement and any other documents filed by the Company with the SEC (when they become available) for no charge at the SEC’s website at www.sec.gov. In addition, stockholders are able to obtain free copies of the Definitive Proxy Statement from the Company by going to the Company’s Investor Relations page on its corporate website at investors.cepton.com.

Participants in the Solicitation

Cepton and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Merger. Information about the directors and executive officers of Cepton and their ownership of Cepton’s common stock is set forth in the definitive proxy statement for Cepton’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2024, or its Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise is set forth in Cepton’s Proxy Statement under “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Cepton’s securities by directors and executive officers have changed since the amounts disclosed in the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing Cepton’s website at www.cepton.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Date: December 10, 2024	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer